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CORNERSTONE BANCSHARES, INC.
5319 Highway 153
Chattanooga, Tennessee 37343

NOTICE OF MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 22, 2004

        Notice is hereby given that the Annual Meeting of Shareholders (the "Shareholders Meeting") of Cornerstone Bancshares, Inc., a Tennessee corporation and bank holding company registered under the Bank Holding Company Act of 1956, as amended (the "Company"), will be held at the Gunbarrel branch of the Company located at 2280 Gunbarrel Road, Chattanooga, Tennessee, on April 22, 2004, beginning at 6:00 p.m. local time, for the following purposes:

          1.     Elect Directors.    To elect thirteen (13) individuals to the Board of Directors;

          2.     Approval of the First Amendment to the Amended and Restated Charter.    To adopt the First Amendment to the Amended and Restated Charter of Cornerstone Bancshares, Inc.;

          3.     Approval of Accounting Firm.    To ratify the appointment of Hazlett, Lewis & Bieter, PLLC as independent auditors of the Company for the fiscal year ending December 31, 2004; and

          4.     Other Business.    To transact such other or further business as may properly come before the Shareholders Meeting or any adjournment or postponement thereof.

        Information regarding the matters to be acted upon at the Annual Meeting is contained in the Proxy Statement attached to this Notice.

        Only shareholders of record at the close of business on March 1, 2004 are entitled to notice of, and to vote at, the Shareholders Meeting or any adjournment(s) thereof.

        All shareholders, whether or not they expect to attend the Shareholders Meeting in person, are requested to complete, date, sign and return the enclosed proxy in the accompanying envelope. The proxy may be revoked by the person executing the proxy at any time before it is exercised by filing with the President of the Company an instrument of revocation or a duly executed proxy bearing a later date, or by electing to vote in person at the Shareholders Meeting.

BY ORDER OF THE BOARD OF DIRECTORS
Chattanooga, Tennessee March 18, 2004	Gregory B. Jones Chairman of the Board of Directors and Chief Executive Officer

YOU ARE ENCOURAGED TO ATTEND THE ANNUAL MEETING IN PERSON. IF YOU ARE UNABLE TO ATTEND THE ANNUAL MEETING, THE BOARD OF DIRECTORS REQUESTS THAT, AT YOUR EARLIEST CONVENIENCE, YOU PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED REPLY ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS
OF
CORNERSTONE BANCSHARES, INC.
TO BE HELD ON
APRIL 22, 2004

SOLICITATION OF PROXIES

        This Proxy Statement is being furnished to the shareholders (the "Shareholders") of Cornerstone Bancshares, Inc., a Tennessee corporation (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board") from holders of the outstanding shares of the common stock, $1.00 par value per share, of the Company (the "Common Stock") for use at the meeting of the Shareholders to be held at the Company's Gunbarrel branch located at 2280 Gunbarrel Road, Chattanooga, Tennessee, on Thursday, April 22, 2004, beginning at 6:00p.m. local time, and at any adjournment or postponement thereof (the "Shareholders Meeting").

        The Board has fixed the close of business on March 1, 2004 as the record date for the determination of Shareholders entitled to notice of, and to vote at, the Shareholders Meeting. Each share of the Common Stock entitles the holder thereof to one vote. As of March 1, 2004 there were issued and outstanding 1,243,617 shares of Common Stock.

        Proxies for the Shareholders Meeting are hereby being solicited on behalf of the Company. In connection with the solicitation of proxies, the Board has designated Mr. Gregory B. Jones or Mr. Earl Marler, Jr. as their proxies. Shares represented by all properly executed proxy cards received in time for the meeting (the "Proxy Shares") will be voted at the Shareholders Meeting in accordance with the directions on such proxies. If no directions are specified, the Proxy Shares will be voted (a) "FOR" the election of the thirteen (13) persons specified as nominees for directors of the Company; (b) "FOR" the adoption of the First Amendment to the Amended and Restated Charter of Cornerstone Bancshares, Inc.; (c) "FOR" the ratification of the Audit Committee's appointment of Hazlett, Lewis & Bieter, PLLC as independent auditors; and (d) in the best judgment of the person named in the enclosed proxy in connection with the transaction of such other business as may properly come before the Shareholders Meeting. The Board knows of no other business that will be presented for consideration at the Shareholders Meeting other than the matters described in this Proxy Statement. Should any director nominee named herein become unable or unwilling to serve if elected, it is intended that the Proxy Shares will be voted for the election, in his or her stead, of such other person as the Board may recommend.

        The proxy is revocable by you by providing written notice to the President of the Company at any time prior to the exercise of the authority granted thereby or by attending the meeting and electing to vote in person.

        This Proxy Statement is dated March 18, 2004 and it and the accompanying notice and form of proxy are first being mailed to the Shareholders on March 18, 2004. All costs of preparing, printing, assembling and mailing the form of proxy and the material used in the solicitation will be paid by the Company.

        The presence in person or by proxy of the holders of a majority of the shares of the Common Stock will constitute a quorum for the transaction of business at the Shareholders Meeting. Votes cast by proxy or in person at the Shareholders Meeting will be counted by the persons appointed by the Company to act as election inspectors for the meeting. The election inspectors will treat Proxy Shares that reflect abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but are not counted as for or against any proposal. In those instances where shares are held by brokers who are prohibited from exercising discretionary authority for beneficial owners who have not given voting instructions ("broker nonvotes"), those shares will be counted as present for quorum purposes. Broker nonvotes will not be counted as votes for or against any proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

        Set forth below is information, as of March 1, 2004, with respect to beneficial ownership by (a) each person who is known to the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, (b) each director and nominee of the Company, (c) each executive officer named in the compensation tables below and the Company's chief executive officer and (d) all directors and executive officers of the Company as a group. Unless otherwise indicated below, to the Company's knowledge, all persons listed below have the sole voting and investment power with respect to their shares of Common Stock (except to the extent that authority is shared by spouses under applicable law) and all shares of Common Stock are held directly.

  Directors and Nominees

Name and Address of Beneficial Owner	Description	Amount and Nature of Beneficial Ownership		Percent of Outstanding Common Stock (1)
B. Kenneth Driver 5319 Highway 153 Chattanooga, Tennessee 37343	Director	25,186	(2)(4)	2.01%
Karl Fillauer 5319 Highway 153 Chattanooga, Tennessee 37343	Director	33,190	(2)(5)	2.65%
Nathaniel F. Hughes 5319 Highway 153 Chattanooga, Tennessee 37343	President, Chief Financial Officer and Director	34,360	(3)(6)	2.74%
Gregory B. Jones 5319 Highway 153 Chattanooga, Tennessee 37343	Chief Executive Officer, Chairman of the Board and Director	36,304	(3)(7)	2.89%
James H. Large 5319 Highway 153 Chattanooga, Tennessee 37343	Director	39,670	(2)(8)	3.17%
Jerry D. Lee 5319 Highway 153 Chattanooga, Tennessee 37343	Executive Vice President, Senior Loan Officer and Director	36,160	(3)(9)	2.88%
Lawrence D. Levine 5319 Highway 153 Chattanooga, Tennessee 37343	Director	17,900	(2)(10)	1.43%
Russell W. Lloyd 5319 Highway 153 Chattanooga, Tennessee 37343	Director	33,290	(2)(11)	2.66%
Earl A. Marler, Jr. 5319 Highway 153 Chattanooga, Tennessee 37343	Director	37,065	(2)(12)	2.96%
Doyce G. Payne, M.D. 5319 Highway 153 Chattanooga, Tennessee 37343	Director	45,940	(2)(13)	3.67%
G. Turner Smith 5319 Highway 153 Chattanooga, Tennessee 37343	Director	30,000	(2)	2.40%
Billy O. Wiggins 5319 Highway 153 Chattanooga, Tennessee 37343	Director	40,544	(2)(14)	3.24%
Marsha Yessick 5319 Highway 153 Chattanooga, Tennessee 37343	Director	26,000	(2)	2.08%
All directors and executive officers as a group (13 persons)		435,609		31.45%

Notes

(1)
Unless otherwise indicated, beneficial ownership consists of sole voting and investing power based on 1,243,617 shares issued and outstanding on March 1, 2004. Options to purchase 167,280 shares are exercisable or become exercisable within 60 days of March 1, 2004. Such shares are deemed to be outstanding for the purpose of computing the percentage of outstanding shares owned by each person to whom a portion of such options relate, but are not deemed to be outstanding for the purpose of computing the percentage owned by any other person.

(2)
Includes 10,000 shares issuable within 60 days of March 1, 2004 upon exercise of options issued pursuant to the 1996 Cornerstone Statutory and Non-statutory Stock Option Plan.
(3)
Includes 14,060 shares issuable within 60 days of March 1, 2004 upon exercise of options issued pursuant to the 1996 Cornerstone Statutory and Non-statutory Stock Option Plan.
(4)
Includes 15,186 shares held jointly with Mr. Driver's spouse, as to which Mr. Driver disclaims beneficial ownership.
(5)
Includes 23,190 shares held jointly with Mr. Fillauer's spouse, as to which Mr. Fillauer disclaims beneficial ownership.
(6)
Includes 300 shares held as custodian for Mr. Hughes' children, as to which Mr. Hughes disclaims beneficial ownership.
(7)
Includes 4,494 shares held jointly with Mr. Jones' spouse, and 1,400 shares held in an IRA account by Mr. Jones' spouse, as to which Mr. Jones disclaims beneficial ownership.
(8)
Includes 4,300 shares held jointly with Mr. Large's spouse, 1.600 shares held by Mr. Large's spouse and 22,170 shares held by Key James Brick Company trust PSP, as to which Mr. Large disclaims beneficial ownership.
(9)
Includes 9,500 shares in spouse's name and 600 shares held as custodian for a child, as to which Mr. Lee disclaims beneficial ownership.
(10)
Includes 100 shares held by Mr. Levine's spouse, and 300 shares held as custodian for grandchild as to which Mr. Levine disclaims beneficial ownership.
(11)
Includes 20,000 shares held jointly with Mr. Lloyd's spouse and 100 shares held as custodian for grandchild, as to which Mr. Lloyd disclaims beneficial ownership.
(12)
Includes 12,065 shares held jointly with Mr. Marler's spouse, as to which Mr. Marler disclaims beneficial ownership.
(13)
Includes 10,690 shares held jointly with Dr. Payne's spouse, 3,000 shares held by Dr. Payne's spouse and 7,250 shares held as custodian for a child, as to which Dr. Payne disclaims beneficial ownership.
(14)
Includes 3,000 shares held as custodian for a child, as to which Mr. Wiggins disclaims beneficial ownership.

Voting Securities and Principal Shareholders

        The Company is not aware of any "person" (as defined by the Securities and Exchange Commission) who is the "beneficial owner" of more than 5% of the outstanding shares of the Company's common stock, as of March 1, 2004.

PROPOSALS

I.     ELECTION OF DIRECTORS

        Pursuant to the Company's bylaws, the Board has set the number of directors of the Company to be between nine and fifteen. The Board has named B. Kenneth Driver, Karl Fillauer, Nathaniel F. Hughes, Gregory B. Jones, James H. Large, Jerry D. Lee, Lawrence D. Levine, Russell W. Lloyd, Earl A. Marler, Jr., Doyce G. Payne, M.D., G. Turner Smith, Billy O. Wiggins and Marsha Yessick to stand for election as directors at the Shareholder's Meeting. Should any one or more of these nominees become unable to serve for any reason, or choose not to serve, the Board may designate a substitute nominee or nominees (in which event the persons named in the enclosed proxy card will vote all valid proxy cards for the election of such substitute nominee or nominees), allow the vacancy or vacancies to remain open until a suitable candidate or candidates are located or by resolution provide for a lesser number of directors.

        Each director elected at the Shareholders Meeting will serve until the next Annual Meeting of Shareholders and until his or her successor has been duly elected and qualified or until his or her earlier resignation or removal. Directors will be elected by a plurality of the votes cast.

NOMINEES

        Set forth below with respect to the directors and nominees for director of the Company is information regarding their business experience during the past five years and other information. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THESE NOMINEES AS DIRECTORS OF THE COMPANY.

Name	Age	Principal Occupation
B. Kenneth Driver	68	President and Chief Operating Officer of Fillauer Companies, Inc., a Chattanooga based prosthetic manufacturer. He has been a director of the Company since 1997 and of the Bank since 1996.
Karl Fillauer	56	Chairman of Fillauer Companies, Inc., a Chattanooga based prosthetic manufacturer. He has been a director of the Company since 1997 and of the Bank since 1996.
Nathaniel F. Hughes	45
		President and Chief Financial Officer of the Company and the Bank since April 2003. Mr. Hughes was Executive Vice President and Chief Financial Officer of the Bank and the Company from February 1999 to April 2003. Mr. Hughes has been a director of the Bank and the Company since April 2003. Mr. Hughes was Vice President and Investment Officer with Pioneer Bank from 1998 to February 1999.
Gregory B. Jones	51
		Chairman of the Board and Chief Executive Officer since April 2003. President and Chief Executive Officer of the Company and the Bank from January 1999 to April 2003. He has been a director of the Company and the Bank since 1999. Mr. Jones was Executive Vice President and Chief Financial Officer with Pioneer Bancshares, Inc. from 1998 to January 1999.
James H. Large	60	President of Key-James Brick & Supply Company, Inc., a Chattanooga based supplier of building supplies. He has been a director of the Company since 1997 and of the Bank since 1996.
Jerry D. Lee	42
		Executive Vice President and Senior Loan Officer of the Bank since April 1999. Mr. Lee has been a director of the Bank and the Company since April 2003. Mr. Lee was Vice President with Northwest Georgia Bank from 1998 to April 1999.
Lawrence D. Levine	74
		Retired insurance executive since 2002. Prior to 2002 he was President of Financial Management Corp., a Chattanooga based insurance and financial management company. He has been a director of the Company since 1997 and of the Bank since 1996.
Russell W. Lloyd	63	President of MPL Construction Company, a Chattanooga based commercial building construction company. He has been a director of the Company since 1997 and of the Bank since 1996.
Earl A. Marler, Jr.	67
		Previously served as Chairman of the Board of the Company from 1997 to April 2003 and of the Bank from 1996 to April 2003. He served as Chief Executive Officer of the Company from 1997 to 1998, and of the Bank from 1996 to 1998. He has been a director of the Company since 1997 and of the Bank since 1996.
Doyce G. Payne, M.D.	53	Retired physician of obstetrics and gynecology in the Chattanooga area. He has been a director of the Company since 1997 and of the Bank since 1996.
G. Turner Smith	63	Director of Southeast Energy Services, Inc., a Chattanooga based consulting company to the construction industry. He has been a director of the Company since 1997 and of the Bank since 1996.
Billy O. Wiggins	61	President of Checks, Inc., a Chattanooga based specialty check printing company. He has been a director of the Company since 1997 and of the Bank since 1996.
Marsha Yessick	56
		Owner of Yessick's Design Center, a Chattanooga based interior design company, and owner of Yessica's a local manufacturer of various interior design products. She has been a director of the Company since 1997 and of the Bank since 1996.

II.    ADOPTION OF THE FIRST AMENDEMNT TO THE AMENDED AND RESTATED CHARTER OF CORNERSTONE BANCSHARES, INC.

General

        The Board has approved, and is recommending to the Shareholders for adoption, the First Amendment to the Amended and Restated Charter of Cornerstone Bancshares, Inc., attached as Exhibit A to this Proxy Statement. The First Amendment to the Amended and Restated Charter amends the Company's charter as previously amended by instruments dated April 22, 2003.

Amendments

        The proposed First Amendment to the Amended and Restated Charter will increase the number of authorized shares of common stock of the Company from 2,000,000 to 10,000,000.

Explanation

        The Board has recommended to the shareholders an amendment to the Company's Amended and Restated Charter whereby the number of authorized shares of common stock will be increased from 2,000,000 to 10,000,000. The Board believes that the authorization of the additional shares will provide greater flexibility to the Board and the Company's management in the ongoing operations of the Company. The additional shares will be available for use for general corporate purposes. The Company could, subject to approval by the Board, issue additional shares in connection with the acquisition of another bank, holding company or other financial institution. Some of the additional shares could also be issued to the Company's shareholders in connection with a stock dividend declared by the Board. The Company currently has no immediate plans to issue the additional shares in connection with an acquisition, stock dividend or for any other purpose.

Required Vote

        The affirmative vote of the holders of a majority of the Company's outstanding shares of common stock is required to adopt the First Amendment to the Amended and Restated Charter of Cornerstone Bancshares, Inc.

        The foregoing summary of the proposed First Amendment to the Amended and Restated Charter is qualified in its entirety by the complete text of the First Amendment to the Amended and Restated Charter attached hereto as Exhibit A.

        THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL AND ADOPTION OF THE FIRST AMENDMENT TO THE AMENDED AND RESTATED CHARTER OF CORNERSTONE BANCSHARES, INC.

III.  RATIFICATION OF AUDIT COMMITTEE'S SELECTION OF INDEPENDENT ACCOUNTANTS

        The Company's Audit Committee has appointed Hazlett, Lewis & Bieter, PLLC ("HLB"), independent certified public auditors for the Company and its subsidiaries for the year ending December 31, 2004. HLB has served as independent auditor for the Company since 1997 and the Bank since 1996. HLB has advised the Company that neither HLB nor any of its partners have any direct or material interest in the Company and its subsidiaries except as auditors and independent certified public accountants of the Company and its subsidiaries.

        A representative of HLB will be present at the Shareholders Meeting and will be given the opportunity to make a statement on behalf of HLB if he or she so desires. The HLB representative is also expected to respond to appropriate questions from the shareholders.

        The affirmative vote of the holders of a majority of the shares present in person or by proxy at the Shareholder's Meeting, at which a quorum is present, is required to ratify the appointment of HLB as independent auditors.

        THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF HAZLETT, LEWIS & BIETER, PLLC AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004.

EXECUTIVE COMPENSATION

        Under rules established by the Securities and Exchange Commission, the Company is required to provide certain data and information regarding the compensation and benefits provided to its chief executive officer and other executive officers, including the four other most highly compensated executive officers who receive more than $100,000 in annual compensation (the "Executive Officers"). The disclosure requirements for the Executive Officers include the use of tables and a report explaining the rationale and considerations that led to fundamental executive compensation decisions affecting these individuals. In addition to the following, the Human Resource committee has prepared a report that is included elsewhere in this Proxy.

Compensation Table

        The table below sets forth certain elements of compensation for the named executive officer of the Company and the Bank for the periods indicated.

SUMMARY COMPENSATION TABLE
	Annual Compensation				Long Term (1) Compensation
				Awards			Payouts
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Comp. ($)	Restricted Stock Awards ($)	Securities Underlying Options/SARs (#) (2)	LTIP Payouts ($)	All Other Comp. ($) (3)
Gregory B. Jones Chairman & CEO Company & Bank	2003 2002 2001	$155,000 145,000 137,376	$10,000 5,000 0	0 0 0	0 0 0	8,500 8,000 5,100	0 0 0	$7,200 7,200 5,400
Jerry D. Lee Ex. Vice President Sr. Loan Officer Company & Bank	2003 2002 2001	$117,700 110,000 102,500	$7,000 0 0	0 0 0	0 0 0	5,500 5,000 5,100	0 0 0	$5,400 0 0
Nathaniel F. Hughes President & CFO Company & Bank	2003 2002 2001	$115,200 96,000 84,000	$7,000 0 0	0 0 0	0 0 0	5,500 5,000 5,100	0 0 0	$5,400 0 0

(1)
The Company maintains a "1996 Cornerstone Statutory and Non-statutory Stock Option Plan" which was approved by the shareholders in 1996 and a "2002 Long Term Incentive Plan" which was approved by the shareholders in 2002. There were no shares of restricted stock held by any executive officers on December 31, 2003.

(2)
Options acquired pursuant to option grants must generally be held at least two years before partial vesting is possible. The Company has not granted any SAR's.

(3)
Includes $5,400 in 2001, and $7,200 in 2002 and 2003 for Bank Board director's fees to Mr. Jones. Includes $5,400 in Bank Board director's fees for Mr. Hughes and Mr. Lee for 2003.

Options/SAR Grants in Last Fiscal Year

        The following table contains information about option awards made to the named executive officer during the Company's fiscal year ended December 31, 2002.

STOCK OPTION GRANTS IN 2003
	Individual Grants
					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for The Option Term (4)
	Number of Securities Underlying Options/SAR's Granted (#)(1)	% of Total Options/SAR's Granted to Employees in Fiscal Year
Name			Exercise or Base Price ($/share)(2)	Expiration Date (3)
					5% ($)	10% ($)
Gregory B. Jones	8,500	29.06%	$14.50	03/01/13	$77,520	$196,435
Jerry D. Lee	5,500	18.81%	$14.50	03/01/13	$50,160	$127,105
Nathaniel F. Hughes	5,500	18.81%	$14.50	03/01/13	$50,160	$127,105

(1)
These options are granted under the "2002 Long Term Incentive Plan".

(2)
These options were granted at fair market value at the time of the grant, are generally 100% exercisable after five years of the grant, with a vesting schedule of 30% the third year, 60% the fourth year and 100% the fifth year.

(3)
These options could expire earlier in certain situations.

(4)
The potential realizable value of the options granted in 2003 to the Executive Officers named above was calculated by multiplying those options by the excess of (a) the assumed market value at March 1, 2013 of common stock if the estimated market value of common stock were to increase 5% or 10% in each year of the option's 10-year term over (b) the base price shown. This calculation does not take into account any taxes or other expenses, which might be owed. The 5% and 10% appreciation rates are set forth in the SEC rules and no representation is made that the common stock will appreciate at those assumed rates, or at all.

AGGREGATED OPTION EXERCISES IN 2003 AND DECEMBER 31, 2003 OPTION VALUES
			Number of Securities Underlying Unexercised Options as of 12/31/03 (#)		Value of Unexercisable, In-the Money Options at 12/31/03 ($)
Name	Shares Acquired On Exercise (# )	Value Realized ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Gregory B. Jones	0	$0	10,330	22,270	$83,519	$179,021
Jerry D. Lee	0	$0	10,330	16,270	$83,519	$133,121
Nathaniel F. Hughes	0	$0	10,330	16,270	$83,519	$133,121

(1)
Shares acquired pursuant to option grant must generally be held five years for 100% vestment, with a vesting schedule of 30% the third year, 60% the fourth year and 100% the fifth year.

(2)
Value is calculated as the difference between the estimated price of a share of common stock on December 31, 2003 ($22.15 per share) and the exercise price of the options. No value is reported if the exercise price of the options exceeded, or is equal to, the estimated market price of a share of common stock on December 31, 2003.

401(k) Plan

        The Company has a 401(k) plan covering employees meeting certain age requirements. The plan is structured such that employees can contribute to the plan on a tax-deductible basis and have their contributions invested in various investment funds offered under the plan. The plan permits, but does not require, the Company to make an employer matching contribution during the plan year. Employer contributions, which represent 100% of the first 6% of an employee's salary contributed to the plan, totaled $104,737 in 2003.

1996 Cornerstone Statutory and Non-statutory Stock Option Plan

        The Company established the 1996 Cornerstone Statutory and Non-statutory Stock Option Plan (the "Plan") during 1996 as a long-term incentive for eligible employees and directors. The total number of shares that may be issued under the plan may not exceed 205,000. Of such shares, 55,000 may be incentive stock options and the remaining 150,000 shares of stock may be nonqualified stock options. The persons eligible to receive incentive stock options under the plan are key Company employees and officers selected by the Human Resource Committee of the Board. Persons designated by the Committee who are eligible to receive nonqualified options need not be employees of the Company and generally will be non-management directors of the Company. The options are issued at the market value of the Company's stock and are exercisable upon issue. The term of all options issued under the Plan is for 10 years. There have been 55,000 incentive stock options and 130,000 nonqualified stock options granted under the Plan. There have been 10,000 nonqualified stock options and none of the incentive stock options exercised. There are 20,000 nonqualified stock options available for issue with 120,000 remaining unexercised.

Cornerstone 2002 Long Term Incentive Plan

        The Company established the 2002 Long Term Incentive Plan (the "Incentive Plan") with shareholder approval in April 2002 as long term incentive for eligible employees and directors. The total number of shares that may be issued under the Incentive Plan may not exceed 300,000. The Incentive Plan allows for the issuance of restricted stock, stock appreciation rights, performance awards, non-qualified stock options and incentive stock options. The persons eligible to receive grants under the Incentive Plan are key Company officers, employees and directors selected by the Human Resource Committee of the Board. The incentive stock options are issued at the market value of the Company's stock and are exercisable after two (2) years from issuance over a three (3) year vesting period. The term of all grants are determined by the Human Resource Committee, but will not exceed ten (10) years. There have been 53,750 incentive stock options granted only to Company employees under the Incentive Plan through December 31, 2003.

Cornerstone Bancshares, Inc. 2004 Non-Employee Director Compensation Plan

        The Company's Board of Directors established the 2004 Non-Employee Director Compensation Plan (the "Director Plan") to provide to non-employee directors the option to receive all or part of their compensation for serving on the Board and on any committee of the Board in shares of common stock of the Company. The total number of shares that may be issued under the Director Plan may not exceed 20,000. Shares of common stock received under the Director Plan will be issued within forty-five days of the calendar quarter in which they were earned. The number of shares delivered pursuant to the Director Plan will equal the amount of the applicable director compensation divided by the average closing price of the common stock for the five trading days immediately preceding the date on which such director compensation was earned.

  Equity Compensation Plan Information as of December 31, 2003

Plan category	Number of securities to be issued upon exercise of outstanding options	Weighted average exercise price of outstanding options	Number of securities remaining available for future issuance
Equity compensation plans approved by security holders:	228,750	$11.92	266,250
Equity compensation plans not approved by security holders:	0	$0.00	20,000

Total:	228,750	$11.92	286,250

Employment Agreements

        The Company has entered into "Executive Agreements" with three members of senior management: Gregory B. Jones, Chief Executive Officer and Chairman of the Board; Nathaniel F. Hughes, President and Chief Financial Officer; and, Jerry D. Lee, Executive Vice President and Senior Loan Officer. The original agreements were in effect for a period of three years and expired on March 2, 2002. The expiration date of each agreement has been extended until March 2, 2005.

        Each agreement contains change-in-control provisions requiring a potential successor to negotiate with the employee as a condition to acquisition. The final employment agreement between the successor entity and the employee must be for a period of at least two years with a similar compensation package. If the employee is terminated, he must receive all compensation due at that time plus two years base salary. In addition all unexercised incentive stock options will become 100% vested. If such termination payment is made to the employee, he will agree not to engage in any business or activity within the Chattanooga Standard Metropolitan Statistical Area for a period of 1-year, which is directly or indirectly in competition with the successor entity.

INFORMATION ABOUT THE BOARD OF DIRECTORS AND ITS COMMITTEES

        The Board of Directors held seven meetings during 2003 and all of the directors attended at least 75% of the aggregate total number of meetings of the Board and meetings of the Board committees on which they served. The Company does not have a policy for director attendance at annual meetings. Of the thirteen directors of the Board, the Board has determined that nine directors are independent under the requirements of Rule 10A-3 of the Securities and Exchange Act of 1934. The Company has five standing committees: the Executive Committee, the Audit Committee, the Asset/Liability Management and Strategic Planning Committee, the Human Resource Committee and the Board Governance Committee. These committees advise on policy origination and plan administrative strategy and assure policy compliance through management reporting from areas under their supervision. These same five committees also serve the Company's only bank subsidiary, Cornerstone Community Bank. In addition, the Bank has a Directors Loan Committee.

        The Executive Committee assesses the Company's financial and marketing plans and promotes the interests of the Company, its shareholders and the community. It is generally authorized to take actions on behalf of the Board between meetings of the Board. Information from various management committees is reviewed and measured against planned benchmarks with action plans and responsibilities being assigned by the committee. Mr. Driver, Mr. Marler, Dr. Payne and Mr. Wiggins constitute the members of this committee for both the Company and the Bank. This committee did not hold a meeting for the Company or the Bank during 2003.

        The Audit Committee historically has recommended annually to the Board the accounting firm to be engaged as independent auditors for the Company for the next fiscal year and after the enactment of the Sarbanes-Oxley Act of 2002 now selects and engages the Company's independent auditors. Pursuant to the Amended and Restated Audit Committee Charter, which is attached hereto as Exhibit B, the Audit Committee, among other things, reviews financial statements, plans and results of internal auditing, financial reporting procedures, reports of regulatory authorities, compliance with internal controls required by the Federal Deposit Insurance Corporation Improvement Act and periodically reports to the Board. Mr. Smith, Mr. Levine, Dr. Payne, and Mr. Large constitute the members of this committee. This committee held five meetings for the Company and the Bank during 2003.

        The Asset/Liability Management and Strategic Planning Committee oversees and reviews the Company's investment portfolio, risk management process, development and implementation of the Company's strategic plan and interest risk positions. The members of this committee are Mr. Lloyd, Mr. Brooks, Mr. Marler and Mr. Wiggins. This committee held 12 meetings for the Company and the Bank during 2003.

        The Human Resource Committee makes recommendations to the Board with respect to the compensation of executive officers and employees of the Company and the Bank. The Company's Human Resource committee administers the 401-(k) plan, the 1996 Cornerstone Statutory and Non-statutory Stock Option Plan, the 2002 Long Term Incentive Plan and the 2004 Non-Employee Director Compensation Plan. In addition, the Committee oversees the Company's employee benefit and salary administration functions. Mr. Large, Mr. Levine, Mr. Smith and Ms. Yessick constitute the members of this committee. This committee held three meetings for the Company and the Bank during 2003.

        The Board Governance Committee identifies, investigates and recommends prospective directors to the Board with the goal of creating a balance of knowledge, experience and diversity. Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of the Company and the Bank and the long-term interest of the shareholders. The Committee develops and maintains a list of potential candidates for the Board. In conducting this assessment, the Committee considers diversity, age, skills and such other factors as it deems appropriate given the current needs of the Board, the Company and the Bank, to maintain a balance of knowledge, experience and capability. This Committee also reviews the performance and contribution of outside members of the Board and determines the need for any corporate officer to be considered a candidate for nomination. The Board Governance Committee will not consider nominees for directors recommended by Shareholders. The Board Governance Committee has a charter approved by the Board annually. Each member of the Board Governance Committee, with the exception of Mr. Marler, would be independent as required by Nasdaq or the New York Stock Exchange. Mr. Fillauer, Mr. Brooks, Mr. Marler and Ms. Yessick constitute the members of this committee. The Board Governance Committee held two meetings in 2003.

Compensation of Directors

        The directors of the Company are not compensated for their attendance at Board meetings or committee meetings. Company directors are eligible to receive an annual retainer as compensation for their services on the Board if the Company meets certain financial performance goals set forth in the Company's annual profit plan, as from time to time amended. These payments, if any, can be paid in cash or stock. The 2004 Non-Employee Director Compensation Plan provides the opportunity for director compensation paid by the Company to be in the form of Company common stock. No Company director compensation was paid in 2003. Non-management Company directors are also eligible to participate in the 1996 Cornerstone Statutory and Non-statutory Stock Option Plan and the 2002 Long Term Incentive Plan. There were no options granted to Company non-management directors in 2003. (See "Security Ownership of Certain Beneficial Owners and Management")

        The directors for the Company's wholly owned subsidiary Bank, Cornerstone Community Bank, received $600 for each Board meeting of the Bank. Each non-management director also received $125 for each Bank committee meeting attended. Total director fees paid by the Bank for services rendered on behalf of the Bank in 2003 was $112,725.

Communications with Directors

        Shareholders are encouraged to communicate with directors either in person or in writing at any time. Communications are not screened and written communications are passed on to the Board for their review and consideration. Written communications should be sent to the Company at 5319 Highway 153, Chattanooga, Tennessee 37343.

HUMAN RESOURCE COMMITTEE COMPENSATION REPORT

        The Human Resource Committee either approves or recommends to the Board payment amounts and award levels for Executive Officers of the Company and its subsidiary. The report reflects the Company's philosophy as endorsed by the Company's Board and the Human Resource Committee and resulting actions taken by the Company for the reporting periods shown in the compensation tables supporting the report.

General

        The Human Resource Committee is composed of four independent, non-management directors who have no "interlocking" relationships as defined by the Securities and Exchange Commission. The Human Resource Committee fully supports the Company's philosophy that the relationship between compensation and individual performance is the cornerstone of the salary administration program, and the reward of consistent, superior performance is equally important to the control of salary expense in the management of the Company's operating overhead. Executive Officer compensation is comprised of: base pay, annual cash incentives and long term non-cash incentives. The administration of Executive Officer compensation in these areas is based not only on individual performance and contributions, but also on total Company performance relative to profitability and shareholder interests. The Human Resource Committee makes recommendations to the Board with a view to: (i) ensuring that a competitive and fair total compensation package is provided the directors, officers and employees in order to recruit and retain quality personnel; (ii) ensuring that written performance evaluations are made not less frequently than annually; and, (iii) periodically reviewing and revising salary ranges and total compensation programs for directors, officers and employees.

Base Salary and Increases

        In establishing Executive Officer base salaries and increases, the Human Resource Committee considers individual annual performance and the relationship of total compensation to the defined salary market. The decision to increase base pay is recommended by the chief executive officer and approved by the Human Resource Committee using performance results documented and measured annually. Information regarding salaries paid by other financial institutions is obtained and is used in the decision process to ensure competitiveness with the Company's peers and competitors.

        The Company's philosophy is to provide base pay competitive with other banks and bank holding companies of similar size located in the southeast.

Executive Officer Pay

        The Human Resource Committee formally reviews the compensation paid to the Executive Officers in January each year. Changes in base salary and the awarding of cash incentives are based on overall financial performance and profitability related to objectives stated in the Company's strategic performance plan and the initiatives taken to direct the Company. Salary information is gathered and used in formulating recommendations regarding changes in the chief executive officer's compensation to ensure that the chief executive officer's total compensation is comparable with industry peers. The Board makes the final approval.

        After a review of market information, the Human Resource Committee established Mr. Jones' base salary for the year 2003 at $155,000. This salary level represents a 6.90% increase or $10,000 from the year 2002 base salary. This salary level reflects an appropriate compensation level based in part on his past accomplishments with the Company.

Annual Cash Incentives

        From time to time the Company uses annual cash incentives for specific short-term results. For the year 2003 the Company used the plan for a cash incentive to the Chief Executive Officer of $10,000.

Long-Term Incentives

        The Company and its shareholders have previously approved the 1996 Cornerstone Statutory and Non-statutory Stock Option Plan, and 55,000 shares of Company stock have been reserved for issue under this plan as employee incentive stock options. In addition the shareholders approved the 2002 Long Term Incentive Plan, and 300,000 shares of Company stock have been reserved for issue under this plan as statutory and non-statutory stock options. In 2003 the Human Resource Committee issued stock options to purchase 8,500 shares of Company stock at an exercise price of $14.50 per share to Mr. Jones as an additional long-term incentive. (See "Stock Option Grants in 2003")

Employment and Severance Contracts

        The Company has entered into "Executive Agreements" with key Executive Officers, including Mr. Jones, Mr. Hughes and Mr. Lee. These agreements, among other things, provide Mr. Jones, Mr. Hughes and Mr. Lee, under certain circumstances, with two years of salary and immediate vesting of any unexercised stock options in the event of a change in control of the Company or the Bank through a merger, sale or acquisition. The original agreements expired in 2002, but were extended in 2002 with new expiration dates in 2005. If there is no change of control of the Company or the Bank, no such benefits will be paid to Mr. Jones, Mr. Hughes or Mr. Lee.

$l Million Deduction Limit

        At this time the Company does not appear to be at risk of losing deductions under the $1 million deduction limit on executive pay established under Section 162(m) of the Internal Revenue Code of 1986, as amended. As a result, the Company has not established a policy regarding this limit.

Summary

        In summary the Company's overall executive compensation program is designed to reward managers for individual, Company and share-value performance. The executive compensation program incorporates a shareholder point of view in several different ways and contains significant protections for shareholders. The Human Resource Committee monitors the various program guidelines and may adjust these as it deems appropriate. The Human Resource Committee believes that the compensation of the Company's officers and employees, including the Executive Officers, is reasonable and competitive with compensation paid by other financial institutions of similar size. The Company's total personnel expense, as a percentage of average assets was 1.87% on December 31, 2003.

        This concludes the report of the Human Resource Committee.

James H. Large                  Lawrence D. Levine                  G. Turner Smith                  Marsha Yessick

AUDIT COMMITTEE REPORT

Identification of Members and Functions of Committee

        The Audit Committee of the Company's Board of Directors is currently comprised of four non-employee directors: (1) G. Turner Smith, (2) Lawrence D. Levine, (3) Doyce G. Payne, and (4) James H. Large. Each member of the Audit Committee is "independent" as defined by Rule 4200(a)(15) of the National Association of Securities Dealer Inc.'s listing standards and meets the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934. The Audit Committee does not have a "financial expert," as defined in 17 CFR 229.401(e), because no director on the board of directors satisfies the criteria of a financial expert and the Company has not been able to find a suitable board member who is a financial expert.

Committee Charter

        The Audit Committee and the Board has approved and adopted an Amended and Restated Audit Committee Charter for the Audit Committee, which is attached hereto as Exhibit B. In accordance with the Audit Committee Charter, the Audit Committee assists the Board in fulfilling its responsibility for overseeing the accounting, auditing and financial reporting processes of the Company. The Audit Committee met five times in fiscal year 2003. Prior to the release of quarterly reports in fiscal year 2003, the Audit Committee or a member of the Committee also reviewed and discussed the interim financial information contained therein with HLB.

Audit Fees

        The aggregate fees billed for professional services rendered by HLB for the fiscal years ended December 31, 2002 and December 31, 2003 were:

Services	Fiscal Year	Amount
Audit Fees (1):	2002 2003	$ $	38,835 45,100
Audit Related Fees (2):	2002 2003	$ $	— 16,940
Tax Fees (3):	2002 2003	$ $	7,800 10,850
All Other Fees (4):	2002 2003		— 780

(1)
Audit fees consist of services rendered for the audit of the annual financial statements, including required quarterly reviews, statutory and regulatory filings or engagements and services that generally only the auditor can reasonably be expected to provide.

(2)
Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the financial statements or that are traditionally performed by the independent auditor.

(3)
Tax fees are for professional services rendered for tax compliance, tax advice and tax planning.

(4)
All other fees are for services other than those in the previous categories such as permitted corporate finance assistance and permitted advisory services.

        The Audit Committee's pre-approval policies and procedures related to products and services provided by its principal accountants are set forth in the Company's Amended and Restated Audit Committee Charter. In fiscal years 2002 and 2003, the Audit Fees, Audit Related Fees, Tax Fees and All Other Fees were pre-approved by the Audit Committee.

Auditor Independence

        The Audit Committee received from HLB written disclosures and a letter regarding its independence as required by Independence Standards Board Standard No. 1, describing all relationships between the auditors and the Company that might bear on the auditors' independence, and discussed this information with HLB. The Audit Committee also reviewed and discussed with management and with HLB the quality and adequacy of the Company's internal controls. The Audit Committee also reviewed with HLB and financial management of the Company the audit plans, audit scope and audit procedures. The discussions with HLB also included the matters required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended. The Audit Committee has also considered, and concluded, that the provision of services by HLB described under the captions "Financial Information System Design and Implementation Fees" and "All Other Fees" are compatible with maintaining the independence of HLB.

Review of Audited Financial Statements

        The Audit Committee has reviewed the audited financial statements of the Company as of and for the fiscal year ended December 31, 2003 and has discussed the audited financial statements with management and with HLB. Based on all of the foregoing reviews and discussions with management and HLB, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2003, to be filed with the Securities and Exchange Commission.

        The foregoing report is submitted by the Audit Committee, consisting of:

    Doyce G. Payne        Lawrence D. Levine        G. Turner Smith        James H. Large

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Various Company directors, executive officers and their affiliates, including corporations and firms of which they are officers or in which they and/or their families have an ownership interest, are customers of Company and its subsidiary. These persons, corporations and firms have had transactions in the ordinary course of business with the Company and its subsidiary, including borrowings, all of which, in the opinion of management, were on substantially the same terms including interest rates and collateral as those prevailing at the time for comparable transactions with unaffiliated persons and did not involve more than the normal risk of collectibility or present other unfavorable features. The Company and its subsidiary expect to have such transactions on similar terms with directors, executive officers and their affiliates in the future. The aggregate amount of loans outstanding by Cornerstone Community Bank to directors, executive officers and related parties as of December 31, 2003 was approximately $659,792, which represented 3.90% of the Company's consolidated shareholders' equity on that date.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

        Under federal securities laws, the Company's directors, executive officers and holders of 10% or more of shares of Common Stock are required to report, within specified monthly due dates, their initial ownership of the Common Stock and all subsequent acquisitions, dispositions or other transfers of beneficial interests therein, if and to the extent reportable events occur which require reporting by such due dates. Based solely on representations and information provided to the Company by the persons required to make such filings, the Company believes that all filing requirements were complied with during the last fiscal year.

Shareholder Proposals for the 2005 Annual Meeting

        Proposals of shareholders of the Company intended to be presented at the 2005 Annual Meeting of Shareholders must be received by the Company at its principal executive offices on or before November 19, 2004. Proposals received before the deadline will be included in the Company's Proxy Statement and Proxy relating to the 2005 Annual Meeting of Shareholders. Only proper proposals which are timely received will be included in the Proxy Statement and Proxy.

Available Information

        The Company is subject to the informational requirements of the Securities Exchange Act of 1934 and, in accordance therewith, is required to file reports, proxy statements and other information with the Securities and Exchange Commission. Shareholders may inspect and copy such reports, proxy statements and other information at the Public Reference Section of the Securities and Exchange Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Securities and Exchange Commission's regional offices at CitiCorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Shareholders may also obtain copies of the reports, proxy statements and other information from the Public Reference Section of the Securities and Exchange Commission, Washington, D.C., at prescribed rates. The Securities and Exchange Commission maintains a World Wide Web site on the internet at http://www.sec.gov that contains reports, proxies, information statements, and registration statements and other information filed with the SEC through the EDGAR system.

Annual Report on Form 10-KSB

        A copy of the Company's Annual Report on Form 10-KSB is being mailed with this proxy statement to each shareholder of record.

Exhibit A

First Amendment
to
Amended and Restated Charter
of
Cornerstone Bancshares, Inc.

Adopted in accordance with Section 48-20-106 of the
Tennessee Business Corporation Act

1.
Name.    The name of the corporation is Cornerstone Bancshares, Inc.

2.
Effective Date.    This Amendment is to be effective when filed with the Secretary of State of Tennessee.

3.
Amendment.    Section 3, Shares, shall be deleted in its entirety and replaced with the following:

  3.
  Shares.    The corporation is authorized to issue two classes of shares to be designated, respectively, Common Stock and Preferred Stock. The total number of shares of Common Stock the corporation shall have authority to issue is 10,000,000, One Dollar ($1.00) par value per share, which shall have unlimited voting rights and are entitled to receive the net assets of the corporation upon dissolution. The total number of shares of Preferred Stock the corporation shall have authority to issue is 2,000,000, in any number of classes and series within classes and having the preferences, limitations and relative rights as may be determined from time to time by the board of directors of the corporation, as permitted under Tennessee Annotated, §48-16-102.

4.
Corporation.    The corporation is for profit.

5.
Adoption.    This Amendment was duly adopted by the board of directors of the Company on January 26, 2004 and by the shareholders of the Company on April 22, 2004.

        IN WITNESS WHEREOF, I have executed this Amended and Restated Charter as of the    day of April, 2004.

/s/ NATHANIEL F. HUGHES Nathaniel F. Hughes President and Chief Financial Officer of Cornerstone Bancshares, Inc.

CERTIFICATE

        The First Amendment to Amended and Restated Charter contains amendments requiring shareholder approval. The undersigned corporation hereby certifies that this First Amendment to Amended and Restated Charter, which contains amendments to its Charter, was duly adopted as of April 22, 2004 by the vote of the holders of a majority of the issued and outstanding common stock of the corporation at the annual meeting of the corporation's shareholders.

CORNERSTONE BANCSHARES, INC.
Signature Date: April 22, 2004	By:	/s/ NATHANIEL F. HUGHES Nathaniel F. Hughes President and Chief Financial Officer

A-1

Exhibit B

CORNERSTONE BANCSHARES, INC.
AMENDED AND RESTATED CHARTER OF THE AUDIT COMMITTEE

1.     Purpose.

        The purpose of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") of Cornerstone Bancshares, Inc. (the "Company") in fulfilling its oversight of (1) the integrity of the Company's financial statements (2) the Company's compliance with legal and regulatory requirements (3) the independent Auditor's qualifications and independence and (4) the performance of the Company's internal audit function and independent auditors. The Committee shall also prepare the report required by the Securities and Exchange Commission for inclusion in the Company's proxy statement for the annual meeting of shareholders.

        The Committee will fulfill these responsibilities by carrying out the activities enumerated in Section 3 of this Charter. The Committee shall be given full and direct access to the Company's Internal Auditor, the Chairman of the Board, Company executives and independent accountants as necessary to carry out these responsibilities. However the Committee's function is one of oversight only and shall not relieve the Company's management of its responsibilities for preparing financial statements which accurately and fairly present the Company's financial results and condition or the responsibilities of the independent accountants relating to the audit or review of financial statements. The Committee's scope of responsibility spans all divisions and subsidiaries of the Company and encompasses all business and activities engaged in by the Company.

        The independent accountants' ultimate responsibility is to the Board and the Audit Committee, as representatives of the shareholders. The Committee has the ultimate authority to select, compensate, evaluate and, where appropriate, replace the independent accountants.

2.     Composition of the Audit Committee.

        The Audit Committee shall be comprised of not less than three (3) directors, each of whom will be independent as required by Rule 10A(3) under the Securities Exchange Act of 1934, as amended (the "SEC Act"). Each appointed Committee member shall be subject to annual reconfirmation and may be removed by the Board at any time.

        All members of the Committee shall be able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement. At least one member of the Committee shall have past employment experience in finance or accounting, or any other comparable experience or background which results in the individual's financial sophistication. This person shall satisfy the requirements as defined by the Securities and Exchange Commission (the "SEC") for qualifying as a "financial expert."

3.     Responsibilities and Duties.

        To fulfill its responsibilities and duties, the Audit Committee shall:

  A.
  Review annually the Audit Committee Charter for adequacy and recommend any changes to the Board.

  B.
  Review the significant accounting principles, policies and practices followed by the Company in accounting for and reporting its financial results of operations in accordance with Generally Accepted Accounting Principles ("GAAP").

  C.
  Review the financial, investment and risk management policies followed by the Company in operating its business activities.

  D.
  Review the Company's annual audited financial statements, related disclosures, including the Management Discussion and Analysis portion of the Company's public filings, and discuss with the independent accountants the matters required to be discussed by Auditing Statement Number 61, including (i) the quality as well as acceptability of the accounting principles applied in the financial statements, and (ii) new or changed accounting policies: significant estimates, judgments, uncertainties or unusual transactions: and, accounting policies relating to significant financial statement items.

  E.
  Review any management letters or internal control reports prepared by the independent accountants or the Company's internal auditor and responses to prior management letters, and review with the independent accountants the Company's internal financial controls, including the budget, staffing and responsibilities of the Company's internal auditing function.

  F.
  Review the effectiveness of the independent audit effort, including approval of the scope of, and fees charged in connection with, the annual audit, quarterly reviews and any non-audit services being provided.

  G.
  Be responsible for the appointment, determination of the funding for and oversight of the work of the independent accountant employed to conduct the audit (including resolution of disagreements between the independent accountants and management regarding financial reporting). The independent accountants shall report directly to the Audit Committee.

  H.
  Approve in advance all services that may be provided to the Company by the independent accountants whether or not related to the audit, and review the hiring policies for any employees or former employees of the independent accountants.

  I.
  Obtain on an annual basis a formal written statement from the independent accountants whether all relationships between the accountants and the Company are consistent with "Independence Standards Board Standard No.1," and review and discuss with the accountants all significant relationships the accountants have with the Company which may affect the accountants' independence.

  J.
  Be responsible for the disclosure that the Committee has reviewed and discussed the audited financial statements with management and discussed the matters required by the "Statements on Auditing Standards 61" with the Company's independent auditors.

  K.
  For each of the first three fiscal quarters and at year end, at a Committee meeting review with management the financial results and review with the independent accountants the results of their review of the interim financial information and audit of the annual financial statements.

  L.
  Review management's analysis of any significant accounting issues, changes, estimates, judgments or unusual items relating to the financial statements and the selection, application and effects of critical accounting policies applied by the Company (including an analysis of the effect of alternative GAAP methods) and review with the independent accountants the reports on such subjects delivered pursuant to Section 10A(k) of the SEC Act.

  M.
  Following completion of the annual audit, review separately with the independent accountants, the internal auditor and management any significant difficulties encountered during the course of the audit.

  N.
  Engage and determine funding for such independent professional advisors and counsel as the Committee determines are appropriate to carry out its function hereunder.

  O.
  Report to the Board on a regular basis on the major events covered by the Audit Committee and make recommendations to the Board and management concerning these matters, including at least annually an evaluation determining the effectiveness of the Committee.

  P.
  Perform any other activities consistent with this charter, the Company's Bylaws and governing law as the Committee or the Board deems necessary or appropriate, including but not limited to the Company's legal and regulatory compliance.

  Q.
  Establish procedures for:

  (i)
  the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and,

  (ii)
  the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

4.     Audit Committee Meetings.

        The Audit Committee will meet on a regular basis at least 4 times each year, and will hold special meetings, as circumstances require. The timing of the meetings shall be determined by the Audit Committee. However the Committee will meet at any time that the independent accountants believe communication to the Committee is required. At each regular meeting the Committee may meet separately with the independent accountants, the internal auditor or with management.

        At all Audit Committee meetings a majority of the total number of members shall constitute a quorum. A majority of the members of the Committee present at each meeting shall be empowered to act on behalf of the entire Committee. Minutes shall be kept of each meeting of the Committee.

PROXY CARD
REVOCABLE PROXY
CORNERSTONE BANCSHARES, INC.

        PROXY SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS FOR THE MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 22, 2004.

        The undersigned hereby appoints Mr. Gregory B. Jones with individual power of substitution, proxies to vote all shares of Common Stock of Cornerstone Bancshares, Inc. (the "Company") which the undersigned is entitled to vote at the Shareholders Meeting to be held on April 22, 2004, beginning at 6:00 p.m. local time, and at any adjournment or postponement thereof. The Directors recommend that any shareholder desiring to revoke his or her proxy and vote in person at the Shareholders Meeting arrive at the meeting location by 6:00 p.m. local time to facilitate confirmation of number of shares eligible to vote.

        SAID PROXIES WILL VOTE ON THE PROPOSALS SET FORTH IN THE NOTICE OF MEETING AND PROXY STATEMENT AS SPECIFIED ON THIS CARD. IF A VOTE IS NOT SPECIFIED, SAID PROXIES WILL VOTE (I) IN FAVOR OF THE ELECTION OF THE THIRTEEN DIRECTORS OF THE COMPANY LISTED IN THE PROXY STATEMENT; (II) FOR THE ADOPTION OF THE FIRST AMENDEMENT TO THE AMENDED AND RESTATED CHARTER OF CORNERSTONE BANCSHARES, INC.; (III) THE RATIFICATION OF THE APPOINTMENT OF THE OUTSIDE AUDITING FIRM SET FORTH IN THE PROXY STATEMENT. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE ANNUAL MEETING, SAID PROXIES WILL VOTE ON SUCH MATTERS IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR:

1.    FOR             , or AGAINST             , or WITHHOLD             , authority to vote for the election of the thirteen directors of the Company (or any substituted nominee) as discussed in the accompanying Proxy Statement:

        INSTRUCTION: To withhold authority to vote for any individual nominee(s), list name(s) below:

2.    To adopt the First Amendment to the Amended and Restated Charter of Cornerstone Bancshares, Inc.

                         FOR                          AGAINST                          ABSTAIN

3.    To ratify the engagement of Hazlett, Lewis & Bieter, PLLC Certified Public Accountants as the Company's independent auditing firm.

                         FOR                          AGAINST                          ABSTAIN

PLEASE MARK, SIGN BELOW, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENVELOPE FURNISHED.

Please sign exactly as name appears on your stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

             Please mark here with an (X) if you intend to attend the Shareholders Meeting.

DATED:	, 2004

Signature
Signature if held jointly
Please print or type your name

Please Return Your Signed Proxy To:
Illinois Stock Transfer.
209 West Jackson Boulevard, Suite 903
Chicago, Illinois 60606-6905
Attn: Proxy Department

QuickLinks

NOTICE OF MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 22, 2004
SOLICITATION OF PROXIES
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSALS
NOMINEES
EXECUTIVE COMPENSATION
INFORMATION ABOUT THE BOARD OF DIRECTORS AND ITS COMMITTEES
HUMAN RESOURCE COMMITTEE COMPENSATION REPORT
AUDIT COMMITTEE REPORT
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
OTHER MATTERS